Exhibit 10.1

PROMISSORY NOTE

$10,000,000.00	Promissory Note Date: June 11, 2013

Date of Advance:                                 (to be inserted by Lender)

FOR VALUE RECEIVED, STELLARIS LLC, a limited liability company organized under the laws of the State of Nevada and having a principal place of business at 26000 Commercentre Drive, Lake Forest, California 92630 (“Borrower”) hereby promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp (together with its successors and assigns, the “Lender”) the principal amount of Ten Million Dollars ($10,000,000.00), with interest at the Interest Rate (as defined below) and all other Obligations on or before June 15, 2018 (“Maturity Date”) pursuant to the Loan Agreement (as defined below).

Lender and Borrower have entered into that certain Master Loan and Security Agreement dated as of August 31, 2009 (the “Loan Agreement”), pursuant to which Lender has agreed to make the Loan to Borrower.  The Obligations of Borrower are secured by the Collateral as provided in the Loan Agreement and this Note shall be subject to the terms and conditions of the Loan Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning attributed thereto in the Loan Agreement.  This Note relates to the Equipment described on Schedule A hereto.

Borrower agrees that Lender may insert the date(s) of “Advance” (above) after Borrower executes this Promissory Note as the date(s) on which the proceeds of this Note are disbursed by Lender.

As used herein, “Interest Rate” shall mean the percentage per annum equal to one and 84/100 percent (1.84%); provided, however, that (A) such Interest Rate is based on an interest rate swap rate for a term most closely corresponding to the maturity of this Note as quoted in the Bloomberg SWAP Rate report) as of the date of this Note and (B) if this Note is not funded by Lender on or before June 19, 2013, then such Interest Rate may be adjusted by Lender based upon a corresponding increase in the interest rate swap rate quoted in such Release as in effect on the date of the Advance.  Lender will provide Borrower with written notice of any such adjustment. Interest shall be computed on the basis of a year of 360 days consisting of twelve 30-day months, and shall accrue on the outstanding principal amount hereunder from and including the date each Advance is made to but excluding the date the entire principal amount hereunder is paid in full.

Except as otherwise provided in the Loan Agreement, principal and interest due hereunder shall be payable as follows:

Principal and interest shall be payable in 60 equal monthly installments, each on the 15th day of each calendar month, of $174,587.44 commencing on the 15th day of July, 2013, with the entire unpaid principal amount hereof, together with all accrued and unpaid interest, charges, fees or other Advances, if any, due on the Maturity Date.  Interest that accrues from the date of each Advance through but not including the above payment commencement date shall be payable in arrears on the fifteenth day of the calendar month following the date of Advance.

Borrower may prepay this Note only (1) pursuant to Section 8 of the Loan and Security Agreement following the occurrence of an Event of Loss; or (2) from and after the first (1st) anniversary of the date the Loan is made hereunder, Borrower may prepay, in whole but not in part, the principal outstanding hereunder by paying to Lender such outstanding principal, together with all accrued and unpaid interest thereon at the Interest Rate and other Obligations, plus, as liquidated damages for the cost of making funds available to Borrower hereunder and not as a penalty, a prepayment premium equal to the applicable corresponding percentage below multiplied by the principal outstanding at the time of prepayment:

Date of Prepayment (from Date of Advance):	Premium

Prior to the 1st anniversary	3.00%
On or after the 1st anniversary, but prior to the 2nd anniversary	2.00%
On or after 2nd anniversary, but prior to the 3rd anniversary	1.00%
On or after 3rd anniversary	0.00%

The first anniversary date occurs on the date, which is twelve (12) months from the date of the Advance.

Upon the occurrence of an Event of Default, Lender shall have all the rights and remedies specified in the Loan Agreement.

Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio.  Any judicial proceeding arising out of or relating to this Note may be brought in any court of competent jurisdiction in Hamilton County, Ohio and each of the parties hereto (i) accepts the nonexclusive jurisdiction of such courts and any related appellate court and agrees to be bound by any judgment rendered by any such court in connection with any such proceeding and (ii) waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such court or that such court is an inconvenient forum.  EACH OF THE BORROWER AND LENDER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

All notices delivered hereunder shall be made and delivered in accordance with the terms of the Loan Agreement.

Borrower acknowledges and agrees that time is of the essence with respect to its performance under this Note.  Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein shall not be construed as a consent or waiver of any provision of this Note.  This Note shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns; provided, however that Borrower may not assign or transfer any of its rights, interest or obligations hereunder without the prior written consent of Lender.

Notwithstanding any provision to the contrary in this Note, in no event shall the interest rate charged on this Note exceed the maximum rate of interest permitted under applicable state and/or federal usury law.  Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding and any other sums (other than interest) due and payable to Lender under this Note, and the provisions hereof shall be deemed amended to provide for the highest rate of interest permitted under applicable law.

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.  Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the 11th day of June, 2013.

BORROWER:

STELLARIS LLC

By:	/s/ Alfons Theeuwes
Name:	Alfons Theeuwes
Title:	CFO

SCHEDULE A

TO

PROMISSORY NOTE DATED JUNE 11, 2013

DESCRIPTION OF EQUIPMENT

(SEE ATTACHED)

SCHDULE A FOR PROMISORY NOTE

EQUIP	OU OR			LIEN
OU	ASSET #	YEAR	DESCRIPTION	AMOUNT	SERIAL NUMBER	LOCATION
JCG	BNC0006	1980	ROSS MOBILINER 250 - 10 CY	180,000.00	9024	37110 Hwy 30, Geismar, LA 70734
JCG	BNC0009	2001	MG12CP ERIE CONCRETE PLANT	400,000.00	MG-7400	37110 Hwy 30, Geismar, LA 70734
JCG	CM0113	1986	C-150-F-VA ROUGH TERRAIN CRANE	30,000.00	GDCC-9548	37110 Hwy 30, Geismar, LA 70734
JCG	CM0127	1991	C-150-F ROUGH TERRAIN CRANE	40,000.00	2000008U-010056	37110 Hwy 30, Geismar, LA 70734
JCG	CM0138	1999	GROVE RT530 ROUGH TERRAIN CRANE	70,000.00	220848	37110 Hwy 30, Geismar, LA 70734
JCG	CM0139	2005	GROVE RT530 ROUGH TERRAIN CRANE	95,000.00	223856	37110 Hwy 30, Geismar, LA 70734
JCG	CM0142	2007	GROVE RT530E ROUGH TERRAIN CRANE	145,000.00	227142	37110 Hwy 30, Geismar, LA 70734
JCG	CM0146	2009	IC80-1H BRODERSON CARRY DECK	100,000.00	615204	37110 Hwy 30, Geismar, LA 70734
JCG	D0373	1978	LINKBELT CRANE CRAWLER	75,000.00	4E-730	37110 Hwy 30, Geismar, LA 70734
JCG	D0438	1981	LINKBELT CRANE CRAWLER	130,000.00	21 HI-547-G	37110 Hwy 30, Geismar, LA 70734
JCG	D0448	1988	AMERICAN CRANE CRAWLER	200,000.00	88006-AT-3442	37110 Hwy 30, Geismar, LA 70734
JCG	D0449	1977	9270 AMERICAN CRANE-CRAWLER 2 DRUM	200,000.00	GS-19090	37110 Hwy 30, Geismar, LA 70734
JCG	D0454	1991	M50-W MANITOWOC CRANE-CRAWLER	125,000.00	510677	37110 Hwy 30, Geismar, LA 70734
JCG	D0456	1991	M50-W MANITOWOC CRANE-CRAWLER	125,000.00	510503	37110 Hwy 30, Geismar, LA 70734
JCG	D0466	2007	14000 MANITOWOC CRANE-CRAWLER	1,000,000.00	140001041	37110 Hwy 30, Geismar, LA 70734
JCG	D0467	2008	CK1600 KOBELOC CRANE-CRAWLER	600,000.00	GN03-02187	37110 Hwy 30, Geismar, LA 70734
JCG	EB0167	2006	CAT M318C WHEELED EXCAVATOR	80,000.00	OH2D00647	37110 Hwy 30, Geismar, LA 70734
JCG	EB0174	2008	CAT 345CL EXCAVATOR	180,000.00	PJW1786	37110 Hwy 30, Geismar, LA 70734
JCG	EB0188	2008	CAT 325DL EXCAVATOR	125,000.00	SCR00722	37110 Hwy 30, Geismar, LA 70734
JCG	EB0189	2008	CAT 320DL EXCAVATOR	95,000.00	PAB07453	37110 Hwy 30, Geismar, LA 70734
JCG	EB0192	2009	336D CAT EXCAVATOR	200,000.00	W3K00668	37110 Hwy 30, Geismar, LA 70734
JCG	EB0193	2009	336D CAT EXCAVATOR	200,000.00	W3K00666	37110 Hwy 30, Geismar, LA 70734
JCG	EB0197	2010	LIEBHERR R954CHD-976 EXCAVATOR	380,000.00	28119	37110 Hwy 30, Geismar, LA 70734
JCG	EP0174	1998	CAT 3412 GENERATOR	50,000.00	81Z22804	37110 Hwy 30, Geismar, LA 70734
JCG	FBS0027	2006	BIDWELL 4800 SCREED	60,000.00	48-20061116-2-XB	37110 Hwy 30, Geismar, LA 70734
JCG	FBS0028	1999	BIDWELL HD36FT BRIDGE SCREED	30,000.00	48-99926-2-HD	37110 Hwy 30, Geismar, LA 70734
JCG	FC0057	1999	GOMACO TC600 CURE MACHINE	40,000.00	904400045	37110 Hwy 30, Geismar, LA 70734
JCG	FS0002	1990	CMI PS350 CONCRETE PLACER SPREADER	50,000.00	527050	37110 Hwy 30, Geismar, LA 70734
JCG	G0453	2004	CAT 140H MOTOR GRADER	115,000.00	CCA01144	37110 Hwy 30, Geismar, LA 70734
JCG	G0464	2008	CAT 140M MOTOR GRADER	190,000.00	B9D01066	37110 Hwy 30, Geismar, LA 70734
JCG	G0466	2008	CAT 140M MOTOR GRADER W/GPS	190,000.00	B9D01202	37110 Hwy 30, Geismar, LA 70734
JCG	G0469	2008	CAT 140M MOTOR GRADER	190,000.00	B9D00773	37110 Hwy 30, Geismar, LA 70734

JCG	G0470	2008	CAT 140M MOTOR GRADER	190,000.00	B9D00729	37110 Hwy 30, Geismar, LA 70734
JCG	H0044	1981	D46 HAMMER-DIESEL-DELMAG	30,856.87	533	37110 Hwy 30, Geismar, LA 70734
JCG	H0066	2006	D30 HAMMER-DIESEL-DELMAG	45,000.00	0604391	37110 Hwy 30, Geismar, LA 70734
JCG	H0067	2006	D25-32 HAMMER-DIESEL-DELMAG	45,000.00	0604414	37110 Hwy 30, Geismar, LA 70734
JCG	H0073	2008	HAMMER-DIESEL	45,000.00	0704493	37110 Hwy 30, Geismar, LA 70734
JCG	H0074	2007	D30 HAMMER-DIESEL-DELMAG	40,000.00	200704497	37110 Hwy 30, Geismar, LA 70734
JCG	LH0084	2005	CAT 420D BACKHOE IT 4X4	30,000.00	BLN11510	37110 Hwy 30, Geismar, LA 70734
JCG	LH0085	2005	CAT 420D BACKHOE IT 4X4	30,000.00	BLN11837	37110 Hwy 30, Geismar, LA 70734
JCG	LH0093	2007	CAT 420E BACKHOE IT 4X4	40,000.00	KMW00929	37110 Hwy 30, Geismar, LA 70734
JCG	LH0094	2008	CAT 420E BACKHOE IT 4X4	45,000.00	KMW2381	37110 Hwy 30, Geismar, LA 70734
JCG	LH0103	2011	BACKHOE 420E	70,000.00	DAN01650	37110 Hwy 30, Geismar, LA 70734
JCG	LW0396	2006	TH360B CAT FORKLIFT	30,000.00	SLE04849	37110 Hwy 30, Geismar, LA 70734
JCG	LW0401	2007	HL740 HYUNDAI WHEEL LOADER	45,000.00	LF0210368	37110 Hwy 30, Geismar, LA 70734
JCG	LW0413	2008	CAT 930H WHEEL LOADER	95,000.00	DHC00601	37110 Hwy 30, Geismar, LA 70734
JCG	LW0414	2008	CAT 930H WHEEL LOADER	95,000.00	DHC00603	37110 Hwy 30, Geismar, LA 70734
JCG	LW0418	2008	CAT 930H WHEEL LOADER	95,000.00	DHC00674	37110 Hwy 30, Geismar, LA 70734
JCG	LW0423	2008	CAT 930H WHEEL LOADER	95,000.00	DHC00602	37110 Hwy 30, Geismar, LA 70734
JCG	M0080	2009	PUGMILL SYSTEMS 500 BASE	200,000.00	1586-500B-2	37110 Hwy 30, Geismar, LA 70734
JCG	MC0072	2007	GOMACO GHP2800 PAVER	500,000.00	905200-146	37110 Hwy 30, Geismar, LA 70734
JCG	MC0073	2005	GOMACO PAVER COMMANDER III	125,000.00	900100-650	37110 Hwy 30, Geismar, LA 70734
JCG	PS0007	2000	CMI MATERIAL PLACER MTP-4004	100,000.00	537188	37110 Hwy 30, Geismar, LA 70734
JCG	R0234	2005	CAT ROLLER PNUE PS360C	65,000.00	PJF00304	37110 Hwy 30, Geismar, LA 70734
JCG	RA0142	1983	CAT ROLLER COMPACTOR 815B	60,000.00	17Z00402	37110 Hwy 30, Geismar, LA 70734
JCG	RA0156	1988	CAT ROLLER COMPACTOR 815B	70,000.00	17Z00952	37110 Hwy 30, Geismar, LA 70734
JCG	RA0214	1999	CAT ROLLER W/SHELL CS563	35,000.00	4LN00951	37110 Hwy 30, Geismar, LA 70734
JCG	RA0215	1999	CAT ROLLER W/SHELL CS563	35,000.00	4LN00912	37110 Hwy 30, Geismar, LA 70734
JCG	RA0250	2007	CAT ROLLER W/SHELL CS533	65,000.00	DAK00617	37110 Hwy 30, Geismar, LA 70734
JCG	SP0124	1999	BLAW KNOX ROAD WIDENER RW195	60,000.00	19527	37110 Hwy 30, Geismar, LA 70734
JCG	T0475	2007	CAT D6N DOZER LGP	115,000.00	ALY03169	37110 Hwy 30, Geismar, LA 70734
JCG	T0476	2007	CAT D6N DOZER LGP	115,000.00	ALY03175	37110 Hwy 30, Geismar, LA 70734
JCG	T0482	2007	CAT DOZER D5G LGP	50,000.00	RKG02996	37110 Hwy 30, Geismar, LA 70734
JCG	T0483	2007	CAT DOZER D5G LGP	50,000.00	RKG03614	37110 Hwy 30, Geismar, LA 70734

JCG	T0502	2007	CAT DOZER D5G LGP	50,000.00	RKG03613	37110 Hwy 30, Geismar, LA 70734
JCG	T0506	2009	CAT DOZER D6N LGP	160,000.00	DJY01626	37110 Hwy 30, Geismar, LA 70734
JCG	T0546	2012	CAT DOZER D6T W/GPS	315,000.00	GMK00698	37110 Hwy 30, Geismar, LA 70734
STE	264023	2007	JLG SKYTRAK 10K REACH LIFT	60,000.00	0160027354	26000 Commercentre Drive, Lake Forest CA 92630
STE	264027	2007	JLG SKYTRAK 10K REACH LIFT	60,000.00	0160029697	26000 Commercentre Drive, Lake Forest CA 92630
STE	264005	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027192	26000 Commercentre Drive, Lake Forest CA 92630
STE	264006	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027107	26000 Commercentre Drive, Lake Forest CA 92630
STE	264007	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027197	26000 Commercentre Drive, Lake Forest CA 92630
STE	264008	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027316	26000 Commercentre Drive, Lake Forest CA 92630
STE	264009	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027389	26000 Commercentre Drive, Lake Forest CA 92630
STE	264010	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027119	26000 Commercentre Drive, Lake Forest CA 92630
STE	264011	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027185	26000 Commercentre Drive, Lake Forest CA 92630
STE	264012	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027182	26000 Commercentre Drive, Lake Forest CA 92630
STE	264013	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027073	26000 Commercentre Drive, Lake Forest CA 92630
STE	264015	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027386	26000 Commercentre Drive, Lake Forest CA 92630
STE	264016	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027423	26000 Commercentre Drive, Lake Forest CA 92630
STE	264017	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027356	26000 Commercentre Drive, Lake Forest CA 92630
STE	264018	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027229	26000 Commercentre Drive, Lake Forest CA 92630
STE	264019	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027392	26000 Commercentre Drive, Lake Forest CA 92630
STE	264020	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027102	26000 Commercentre Drive, Lake Forest CA 92630
STE	264021	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027188	26000 Commercentre Drive, Lake Forest CA 92630
STE	264022	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160027396	26000 Commercentre Drive, Lake Forest CA 92630
STE	264024	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160029703	26000 Commercentre Drive, Lake Forest CA 92630
STE	264025	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160029694	26000 Commercentre Drive, Lake Forest CA 92630
STE	264026	2007	SKYTRAK 10K REACH LIFT	60,000.00	0160029714	26000 Commercentre Drive, Lake Forest CA 92630
STE	264014	2008	JLG SKYTRAK 10K REACH LIFT	70,000.00	0160033249	26000 Commercentre Drive, Lake Forest CA 92630
STE	264028	2008	JLG SKYTRAK 10K REACH LIFT	70,000.00	0160033258	26000 Commercentre Drive, Lake Forest CA 92630
STE	264029	2008	JLG SKYTRAK 10K REACH LIFT	70,000.00	0160033256	26000 Commercentre Drive, Lake Forest CA 92630

			TOTAL LIEN AMOUNT	10,455,856.87
			TOTAL LOAN AMOUNT	10,000,000.00